[English Translation]

Agreement No. 5409420000007/09
on the deferment of the social security obligations in installments concluded on 10 June 2009

by and between Social Security Agency II Branch in Poznań Inspectorate in Września
represented by
Elżbieta Kawa – the Manager of the Social Security Agency
hereinafter to be referred to as the Creditor

and joint and several debtors:

Mirosław Kranik
cnducting business activities under the name
Sunset Suits Men’s Fashion Moda Męska
with its office in Mirosław
11 Sienkiewicza Str.

Identification numbers:
NIP 7780041454	REGON 008223478	PESEL 54052510257

and

Fashion Service Sp. z o.o.
with its office in Mirosław
11 Sienkiewicza Str.

represented by
Mirosław Kranik
holding of an identity card ANY 356467

Identification numbers:
NIP 7781450551                REGON 300712607
hereinafter to be referred to as the Debtor

of the following content:

§ 1
1.
Under art. 29 item 1 and 1a of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended), the Parties conclude the agreement on the deferment in installments obligations due to contributions.

2.	The terms used in this agreement have the same meaning as in the act mentioned in point 1 above.

[English Translation]

§ 2
1.	The Creditor defers in installments obligations due to contributions according to their state as of 10 June 2009, in the total amount of PLN 17,672,744.22, including the following obligations:

Due Title	Liabilities Period (from-to)	Premium	Default Intrest	Aditional Fee	Summons Fee	Total
Social Insurance (51)	Dec.2002 - Sep.2003	10 633189.87	4 659 278.00	0.00	0.00	15 292 467.87
	Nov.2003 - Feb.2004
	Apr.2004 - Oct.2004
	Dec.2004 – Oct.2007
Heath Insurance (52)	-	0.00	0.00	0.00	0.00	0.00
Labour Fund and	Dec.2002 – Mar2004	1662054.35	718 222.00	0.00	0.00	2 380 276.35
Fund of guaranteed	May.2004 - Oct.2004
Work benefit	Jan.2005
(53)	March.2005 -Oct.2007
Total		12 295 244.22	5 377 500.00	xxx	xxx	17 672 744.22

2.
Interests for delay, indicated in point 1 above, were calculated as of the date of filing by Debtor of the application for the deferment of obligations in installments, and the amount of an additional payment results from a separate decision issued on the basis of art. 24 item 1 of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended).

§ 3
The Debtor accepts the amount of obligations indicated in § 2 above.

§ 4

1.
The Debtor undertakes to pay each of the installments due to contributions in terms resulting from the payment schedule as set forth in point 3, in the amount determined separately for each title of obligations.

2.
Pursuant to art. 29 item 4 of the act indicated in § 1, the amount of obligations due to contributions subject to the deferment in installments was determined with the inclusion of the prolongation fee calculated on a basis and in an amount provided for in the act of 29 August 1997 – General Tax Act (Official Journal of 2005, No. 8, item 60 as amended).

The total amount of the calculated prolongation fees indicated in point 3 is PLN, 3,725,144.00, which is 50% of interests for delay in force as of the day of this agreement.
3.	The Parties agrees to the following schedule of payments:

a) social security – 84 installments

			Including
	Payment	Instalment	Premium			Aditional
No	deadline	amount	Period	Due	Intrests	Fee	Prolongation Fee
1.	10.07.2009	9478.40	12.2002	5182.40	4174.00	-	122.00
2.	10.08.2009	14251.60	12.2002	7773.60	6261.00	-	217.00
3.	10.09.2009	14286.60	12.2002	7773.60	6261.00	-	252.00
4.	09.10.2009	14318.60	12.2002	7773.60	6261.00	-	284.00
5.	10.11.2009	14354.60	12.2002	7773.60	6261.00	-	320.00
6.	10.12.2009	14387.60	12.2002	7773.60	6261.00	-	353.00
7.	08.01.2010	14420.60	12.2002	7773.60	6261.00	-	386.00
8.	10.02.2010	14457.60	12.2002	7773.60	6261.00	-	423.00
9.	10.03.2010	15882.60	12.2002	8521.60	6863.00	-	498.00
10.	09.04.2010	15918.60	12.2002	8521.60	6863.00	-	534.00
11.	10.05.2010	15956.60	12.2002	8521.60	6863.00	-	572.00
12.	10.06.2010	15994.60	12.2002	8521.60	6863.00	-	610.00
13.	09.07.2010	16030.60	12.2002	8521.60	6863.00	-	646.00
14.	10.08.2010	16069.60	12.2002	8521.60	6863.00	-	685.00
15.	10.09.2010	16107.60	12.2002	8521.60	6863.00	-	723.00
16.	08.10.2010	16141.60	12.2002	8521.60	6863.00	-	757.00
17.	10.11.2010	16182.60	12.2002	8521.60	6863.00	-	798.00
18.	10.12.2010	16219.60	12.2002	8521.60	6863.00	-	835.00

[English Translation]

19.	10.01.2011	16257.60	12.2002	8521.60	6863.00	-	873.00
20.	10.02.2011	16295.60	12.2002	8521.60	6863.00	-	911.00
21.	10.03.2011	46420.60	12.2002	24224.60	19510.00	-	2686.00
22.	08.04.2011	46537.60	12.2002-01.2003	24360.60	19374.00	-	2803.00
23.	10.05.2011	46658.60	01.2003	24434.60	19300.00	-	2924.00
24.	10.06.2011	46767.60	01.2003	24434.60	19300.00	-	3033.00
25.	08.07.2011	46865.60	01.2003	24434.60	19300.00	-	3131.00
26.	10.08.2011	46981.60	01.2003	24434.60	19300.00	-	3247.00
27.	09.09.2011	47087.60	01.2003	24434.60	19300.00	-	3353.00
28.	10.10.2011	47196.60	01.2003	24434.60	19300.00	-	3462.00
29.	10.11.2011	47309.60	01.2003-02.2003	24460.60	19274.00	-	3575.00
30.	09.12.2011	47433.60	02.2003	24607.60	19127.00	-	3699.00
31.	10.01.2012	47546.60	02.2003	24607.60	19127.00	-	3812.00
32.	10.02.2012	47656.60	02.2003	24607.60	19127.00	-	3922.00
33.	09.03.2012	71341.60	02.2003	36760.60	28574.00	-	6007.00
34.	10.04.2012	71510.60	02.2003	36760.60	28574.00	-	6176.00
35.	10.05.2012	71668.60	02.2003	36760.60	28574.00	-	6334.00
36.	08.06.2012	71822.60	02.2003	36760.60	28574.00	-	6488.00
37.	10.07.2012	71991.60	02.2003-03.2003	36763.60	28571.00	-	6657.00
38.	10.08.2012	72203.60	03.2003	37019.60	28315.00	-	6869.00
39.	10.09.2012	72368.60	03.2003	37019.60	28315.00	-	7034.00
40.	10.10.2012	72528.60	03.2003	37019.60	28315.00	-	7194.00
41.	09.11.2012	72687.60	03.2003	37019.60	28315.00	-	7353.00
42.	10.12.2012	72881.60	03.2003-04.2003	37159.60	28175.00	-	7547.00
43.	10.01.2013	73071.60	04.2003	37276.60	28058.00	-	7737.00
44.	08.02.2013	73226.60	04.2003	37276.60	28058.00	-	7892.00
45.	08.03.2013	103700.60	04.2003	52681.60	39653.00	-	11366.00
46.	10.04.2013	104001.60	04.2003-05.2003	52912.60	39422.00		11667.00
47.	10.05.2013	104262.60	05.2003	53057.60	39277.00	-	11928.00
48.	10.06.2013	104499.60	03.2003	53057.60	39277.00	-	12165.00
49.	10.07.2013	104752.60	05.2003-06.2003	53160.60	39174.00	-	12418.00
50.	09.08.2013	105036.60	06 2003	53390.60	38944.00	-	12702.00
51.	10.09.2013	210564.20	06.2003	106781.20	77888.00	-	25895.00
52.	10.10.2013	211213.20	06.2003-07.2003	107541.20	77128.00	-	26544.00
53.	08.11.2013	211726.20	07.2003-08.2003	107800.20	76869.00	-	27057.00
54.	10 12.2013	336219.90	08.2003-09.2003	171469.90	120923.00	-	43827.00
55.	10.01.2014	337684.90	09.2003 11.2003- 12.2003	174162.90	118230.00	-	45292.00
56.	10.02.2014	339046.90	12.2003-01.2004	176375.90	116017.00	-	46654.00
57.	10.03.2014	389852.90	01.2004-02.2004	203728.90	131414.00	-	54710.00
58.	10.04.2014	391500.90	02.2004-04.2004	206439.90	128703.00	-	56358.00
59.	09.05.2014	393024.90	04.2004-06.2004	208832.90	126310.00	-	57882.00
60.	10.06.2014	394627.90	06.2004-07.2004	211108.90	124034.00	-	59485.00
61.	10.07.2014	396114.90	07.2004-08.2004	213120.90	122022.00	-	60972.00
62.	08.08.2014	397641.90	08.2004-09.2004	215318.90	119824.00	-	62499.00
63.	10.09.2014	399907.90	09.2004-10.2004 12.2004-01.2005	219535.90	115607.00	-	64765.00
64.	10.10.2014	402176.90	01.2005-02.2005	223951.90	111191.00	-	67034.00
65.	10.11.2014	404177.90	02.2005-04.2005	227252.90	107890.00	-	69035.00
66.	10.12.2014	405878.90	04.2005-05.2005	229589.90	105553.00	-	70736.00
67.	09.01.2015	407488.90	05.2005-06.2005	231571.90	103571.00	-	72346.00
68.	10.02.2015	409231.90	06.2005-07.2005	233708.90	101434.00	-	74089.00
69.	1003 2015	463434.90	07.2005-09.2005	266450.90	111442.00	-	85542.00
70.	10.04.2015	465519.90	09.2005-10.2005	269207.90	108685.00	-	87627.00
71.	08.05.2015	467437.90	10.2005-12.2005	271738.90	106154.00	-	89545.00
72.	10.06.2015	469679.90	12.2005-01.2006	274585.90	103307.00	-	91787.00
73.	10.07.2015	471841.90	01.2006-03.2006	277472.90	100420.00	-	93949.00
74.	10.08.2015	474194.90	03.2006-04.2006	280725.90	97167.00	-	96302.00
75.	10.09.2015	476169.90	04.2006-05.2006	282804.90	95088.00	-	98277.00
76.	09.10.2015	478077.90	05.2006-06.2006	284876.90	93016.00	-	100185.00

[English Translation]

77.	10.11.2015	480532.90	06.2006-08.2006	288087.90	89805.00	-	102640.00
78.	10.12.2015	482701.90	08.2006-09.2006	290654.90	87238.00	-	104809.00
79.	08.01.2016 16	484605.90	09.2006-10.2006	292550.90	85342.00	-	106713.00
80.	10.02 2016	486871.90	10.2006-11 2006	294924.90	82968.00	-	108979.00
81.	10.03.2016	488967.90	11.2006-12.2006	297242.90	80650.00	-	111075.00
82.	08 04.2016	490995.90	12.2006-01.2007	299327.90	78565.00	-	113103.00
83.	10.05.2016	493586.90	01.2007-03.2007	302500.90	75392.00	-	115694.00
84.	10.06.2016	2664035.47	03.2007-10.2007	1674551.47	341570.00		647914.00
Total		18637768.87	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

The installments shall be paid to the bank account 83101010230000261395100000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”, and with identification numbers:

NIP 7780041454	REGON 008223478	PESEL 54052510257

b) Work Fund and Guaranteed Employees Benefits Fund – 84 installments

			Including
	Payment	Instalment	Premium			Aditional
No	deadline	amount	Period	Due	Intrests	Fee	Prolongation Fee
1.	10.07.2009	6318.60	12.2002	3454.60	2783.00	-	81.00
2.	10.08.2009	9501.40	12.2002	5182.40	4174.00	-	145.00
3.	10.09.2009	9524.40	12.2002	5182.40	4174.00	-	168.00
4.	09.10.2009	9545.40	12.2002	5182.40	4174.00	-	189.00
5.	10.11.2009	9569.40	12.2002	5182.40	4174.00	-	213.00
6.	10.12.2009	9592.40	12.2002	5182.40	4174.00	-	236.00
7.	08.01.2010	9613.40	12.2002	5182.40	4174.00	-	257.00
8.	10.02.2010	9639.40	12.2002-01.2003	5209.40	4174.00	-	283.00
9.	10.03.2010	10591.40	01.2003	5730.40	4526.00	-	335.00
10.	09.04.2010	10615.40	01.2003	5730.40	4526.00	-	359.00
11.	10.05.2010	10641.40	01.2003	5730.40	4526.00	-	385.00
12.	10.06.2010	10666.40	01.2003	5730.40	4526.00	-	410.00
13.	09.07.2010	10692.40	01.2003-02.2003	5751.40	4505.00	-	436.00
14.	10.08.2010	10720.40	02.2003	5770.40	4486.00	-	464.00
15.	10.09.2010	10746.40	02.2003	5770.40	4486.00	-	490.00
16.	08.10.2010	10769.40	02.2003	5770.40	4486.00	-	513.00
17.	10.11.2010	10796.40	02.2003	5770.40	4486.00	-	540.00
18.	10.12.2010	10821.40	02.2003	5770.40	4486.00	-	565.00
19.	10.01.2011	10847.40	02.2003	5771.40	4485.00	-	591.00
20.	10.02.2011	10875.40	02.2003-03.2003	5789.40	4467.00	-	619.00
21.	10.03.2011	30988.40	03.2003	16520.40	12636.00	-	1832.00
22.	08.04.2011	31065.40	03.2003-04.2003	16589.40	12567.00	-	1909.00
23.	10.05.2011	31147.40	04.2003-05.2003	16638.40	12518.00	-	1991.00
24.	10.06.2011	31236.40	05.2003	16754.40	12402.00	-	2080.00
25.	08.07.2011	31308.40	05.2003-06.2003	16795.40	12361.00	-	2152.00
26.	10.08.2011	31397.40	06.2003	16859.40	12297.00	-	2241.00
27.	09.09.2011	31482.40	06.2003-07.2003	16947.40	12209.00	-	2326.00
28.	10.10.2011	31564.40	07.2003-08.2003	16995.40	12161.00	-	2408.00
29.	10.11.2011	31653.40	08.2003	17085.40	12071.00	-	2497.00
30.	09.12.2011	31730.40	08.2003-09.2003	17127.40	12029.00	-	2574.00
31.	10.01.2012	31820.40	09.2003	17197.40	11959.00	-	2664.00
32.	10.02.2012	31915.40	09.2003-10.2003	17312.40	11844.00	-	2759.00
33.	09.03.2012	47801.40	10.2003-11.2003	25982.40	17574.00	-	4245.00
34.	10.04.2012	47951.40	11.2003-12.2003	26163.40	17393.00	-	4395.00
35.	10.05.2012	48096.40	12.2003-01.2004	26349.40	17207.00	-	4540.00

[English Translation]

36.	08.06.2012	48237.40	01.2004-02.2004	26523.40	17033.00	-	4681.00
37.	10.07.2012	48449.40	02.2004-03.2004 05.2004	27021.40	16535.00	-	4893.00
38.	10.08.2012	48657.40	05.2004-07.2004	27492.40	16064.00	-	5101.00
39.	10.09.2012	48828.40	07.2004-08.2004	27746.40	15810.00	-	5272.00
40.	10.10.2012	48997.40	08.2004-09.2004	27997.40	15559.00	-	5441.00
41.	09.11.2012	49401.40	09.2004-04.2005	29426.40	14130.00	-	5845.00
42.	10.12.2012	49603.40	04.2005-05.2005	29775.40	13781.00	-	6047.00
43.	10.01.2013	49784.40	05.2005	30007.40	13549.00	-	6228.00
44.	08.02.2013	49955.40	05.2005-06.2005	30223.40	13333.00	-	6399.00
45.	08.03.2013	70867.40	06.2005-08.2005	43156.40	18400.00	-	9311.00
46.	10.04.2013	71171.40	08.2005-10.2005	43605.40	17951.00		9615.00
47.	10.05.2013	71467.40	10.2005-11.2005	44083.40	17473.00	-	9911.00
48.	10.06.2013	71763.40	11.2005-12.2005	44519.40	17037.00	-	10207.00
49.	10.07.2013	72059.40	12.2005-02.2006	44933.40	16623.00	-	10496.00
50.	09.08.2013	72359.40	02.2006-03.2006	45407.40	16149.00	-	10803.00
51.	10.09.2013	145414.80	03.2006-05.2006	91964.80	31148.00	-	22302.00
52.	10.10.2013	146217.80	05.2006-08.2006	93609.80	29503.00	-	23105.00
53.	08.11.2013	147022.80	08.2006-11.2006	95262.80	27850.00	-	23910.00
54.	10 12.2013	18467.10	11.2006	12044.10	3345.00	-	3078.00
55.	10.01.2014	18521.10	11.2006	12045.10	3344.00	-	3132.00
56.	10.02.2014	18575.10	11.2006	12044.10	3345.00	-	3186.00
57.	10.03.2014	21367.10	11.2006-12.2006	13883.10	3756.00	-	3728.00
58.	10.04.2014	21436.10	12.2006	13907.10	3732.00	-	3797.00
59.	09.05.2014	21494.10	12.2006	13907.10	3732.00	-	3855.00
60.	10.06.2014	21564.10	12.2006-01.2007	13930.10	3709.00	-	3925.00
61.	10.07.2014	21647.10	01.2007	14010.10	3629.00	-	4008.00
62.	08.08.2014	21706.10	01.2007	14010.10	3629.00	-	4067.00
63.	10.09.2014	21795.10	01.2007-02.2007	14086.10	3553.00	-	4156.00
64.	10.10.2014	21861.10	02.2007	14105.10	3534.00	-	4222.00
65.	10.11.2014	21938.10	02.2007-03.2007	14151.10	3488.00	-	4299.00
66.	10.12.2014	22018.10	03.2007	14214.10	3425.00	-	4379.00
67.	09.01.2015	22090.10	03.2007-04.2007	14246.10	3393.00	-	4451.00
68.	10.02.2015	22178.10	04.2007	14318.10	3321.00	-	4539.00
69.	1003 2015	25073.10	04.2007-05.2007	16147.00	3742.00	-	5184.00
70.	10.04.2015	25186.10	05.2007	16274.10	3526.00	-	5297.00
71.	08.05.2015	25252.10	05.2007	16274.10	3526.00	-	5363.00
72.	1006.2015	25359.10	05.2007-06.2007	16.363.10	3526.00	-	5470.00
73.	10.07.2015	25445.10	06.2007	16409.10	3480.00	-	5556.00
74.	10.08.2015	25539.10	06.2007-07.2007	16469.10	3420.00	-	5650.00
75.	10.09.2015	25640.10	07.2007	16548.10	3341.00	-	5751.00
76.	09.10.2015	25709.10	07.2007	16548.10	3341.00	-	5820.00
77.	10.11.2015	25833.10	07.2007-08.2007	16683.10	3206.00	-	5944.00
78.	10.12.2015	25910.10	08.2007	16697.10	3192.00	-	6021.00

[English Translation]

79.	08.01.20 16	25991.10	08.2007-09.2007	16728.10	3161.00	-	6102.00
80.	10.02 2016	26109.10	09.2007	16833.10	3056.00	-	6220.00
81.	10.03.2016	26188.10	09.2007-10.2007	16856.10	3033.00	-	6299.00
82.	08 04.2016	26307.10	10.2007	16986.10	2903.00	-	6418.00
83.	10.05.2016	26385.10	10.2007	16986.10	2903.00	-	6496.00
84.	10.06.2016	24034.75	10.2007	15431.75	2632.00		5971.00
Total		2760119.35	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

The installments shall be paid to the bank account 73101010230000261395300000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”, and with identification numbers:

NIP 7780041454	REGON 008223478	PESEL 54052510257

4.
The payment of the deferred obligations due to contributions shall be made through banking payment document on the following bank account (as above) with the inclusion of information about the number of this agreement which the Debtor places in space No 12 of the banking payment document.

5.	The following day shall be deemed a day of payment of the deferred obligations due to contributions by the Debtor:
-	in the event of cash payment – the date of making payment on the account of the Creditor;
-	in the event of non-cash payment – date of crediting of the bank account of the Debtor.
6.
The payment of the deferred obligations due to contributions made after the lapse of the term set forth in the payment schedule or the payment made timely but in the amount lawyer than the due amount will be settled towards contributions and interests for delayed payments calculated in accordance with the act indicated in § 4 point 2.

§ 5
Due to the conclusion of this agreement the Creditor undertakes:
1)	to suspend already commenced and not completed execution proceedings regarding the obligations due to contributions embraced by this agreement,
2)	not to commence nor recommence execution proceedings through the term of this agreement with respect to the obligations due to contributions embraced by this agreement,
3)
to undertake actions aiming to the discontinuance of execution proceedings regarding the obligations embraced by this agreement after their payment in total in accordance with the schedule of payments and after the payment of the due execution costs.

§ 6
The conclusion of this agreements results in the suspension of the statute of limitations on obligations due to contributions embraced by this agreement. The suspension of the statute of limitations commences as of the date of this agreement through the payment of the last installment indicated in the schedule of payments.

§ 7
1.	This agreement shall be terminated if at least one of the following occurs:
1)	failure to pay two consecutive installments,
2)	payment of installments in parts, if the amount of delayed payment exceeds the value of two consecutive installments,
3)
the Debtor’s delay, exceeding 14 days, with the fulfillment of the statutory obligation to pay – in the amounts and terms resulting from legal provisions - current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund,

[English Translation]

4)	failure to pay the current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund, and the delay exceeded 14 days.
2.	The day directly following the day of the occurrence of an event indicated in point 1 above shall be deemed as the date of termination of this agreement.
3.
Upon the termination of this agreement, the obligations due to contributions become due and payable together with interest for delayed payments calculated pursuant to the rules set forth in the act indicated in § 4 item 2 above and shall be executed in accordance with the provisions regarding execution proceedings in administration or court execution.

§ 8
Any amendment to this agreement shall be made in writing to be valid.

§ 9
This agreement has been executed in two counterparts, one counterpart for each party.

§ 10
This agreement enters in force as of its signing.

Debtor	Creditor

[signatures illegible]	[signatures illegible]